UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 6, 2021

DUDDELL STREET ACQUISITION CORP.

(Exact Name of Registrant as specified in its Charter)

Cayman Islands	001-39672	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8/F Printing House, 6 Duddell Street Hong Kong	00000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 3468 6200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	DSAC	The Nasdaq Stock Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	DSACW	The Nasdaq Stock Market
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	DSACU	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is an updated investor presentation (the “Investor Presentation”) that will be used by Duddell Street Acquisition Corp., a Cayman Islands exempted company (the “Company” or “DSAC”), in making presentations to certain of the Company’s shareholders and other persons with respect to the transactions contemplated by the Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among DSAC, Grassroots Merger Sub, Inc., a Delaware corporation, and FiscalNote Holdings, Inc., a Delaware corporation (“FiscalNote”).

The Investor Presentation is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

 On December 6, 2021, DSAC and FiscalNote issued a joint press release announcing the filing of a Registration Statement on Form S-4 (the “Form S-4”) for the transactions contemplated by the Business Combination Agreement (the “Business Combination”). The joint press release of DSAC and FiscalNote is attached as Exhibit 99.2 hereto and is incorporated into this Item 8.01 by reference.

Additional Information and Where to Find It

DSAC has filed the Form S-4 with the Securities and Exchange Commission (the “SEC”) containing a proxy statement/prospectus relating to the Business Combination, which will be mailed to its shareholders once definitive. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. DSAC’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and, when available, the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials contain or will contain important information about DSAC, FiscalNote and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of DSAC as of a record date to be established for voting on the Business Combination. Shareholders of DSAC will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a written request to: Duddell Street Acquisition Corp., 8/F Printing House, 6 Duddell Street, Hong Kong.

Participants in the Solicitation

DSAC and its directors and executive officers may be deemed participants in the solicitation of proxies from DSAC’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in is contained in DSAC’s filings with the SEC. To the extent that holdings of DSAC’s securities have changed since the amounts printed in DSAC’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants is contained in the proxy statement/prospectus for the Business Combination.

FiscalNote and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of DSAC in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the proxy statement/prospectus for the Business Combination.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or DSAC’s or FiscalNote’s future financial or operating performance. For example, statements about the expected timing of the completion of the Business Combination, the benefits of the Business Combination, the competitive environment, and the expected future performance (including future revenue, pro format enterprise value, and cash balance) and market opportunities of FiscalNote are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DSAC and its management, and FiscalNote and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the inability to enter into a definitive agreement with respect to the proposed Business Combination; matters discovered by FiscalNote or DSAC as they complete their respective due diligence investigation of the other; the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the ability to meet the listing standards of the Nasdaq Stock Market following the consummation of the transactions contemplated by the proposed Business Combination; costs related to the proposed Business Combination; FiscalNote’s ability to manage growth; FiscalNote’s ability to execute its plans to develop and market new products and services and the timing and costs of these development programs; FiscalNote’s estimates of the size of the markets for its products and services; the rate and degree of market acceptance of FiscalNote’s products and services; the success of other competing legal and regulatory information services that exist or may become available; FiscalNote’s ability to identify and integrate acquisitions; the performance of FiscalNote’s products and services; rising costs adversely affecting FiscalNote’s profitability; potential litigation involving DSAC or FiscalNote or the validity or enforceability of FiscalNote’s intellectual property; and general economic and market conditions impacting demand for FiscalNote’s products and services. Other factors include the possibility that the proposed Business Combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. Risks and uncertainties that may affect the completeness or accuracy of these forward-looking statements are set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Form S-4.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, neither DSAC nor FiscalNote undertakes any duty to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Investor Presentation
99.2	Press Release, dated December 6, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2021	DUDDELL STREET ACQUISITION CORP.

	By:	/s/ Manoj Jain
	Name:	Manoj Jain
	Title:	Chief Executive Officer